UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Hawkeye Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

HAWKEYE SYSTEMS, INC.

350 Lincoln Road, 2nd Floor

Miami Beach, Florida 33139

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

To the stockholders of Hawkeye Systems, Inc.:

NOTICE IS HEREBY GIVEN that the holders of the majority of the voting power of the stockholders of Hawkeye Systems, Inc., a Nevada corporation (the “Company” “we”, “us,” or “our”), has approved the following actions without a meeting of stockholders in accordance with Section 78.320 of the Nevada Revised Statutes:

1.	The amendment and restatement of our Articles of Incorporation to, among other things, increase the number of authorized shares of common stock, par value $0.0001 per share, to 10,000,000,000, classify the Board of Directors into three classes of directors, and change the name of the Company to Hawkeye Digital, Inc.; and

2.	The approval of our 2026 Equity Incentive Plan.

The enclosed Information Statement contains information pertaining to the matters acted upon. The actions will become effective on the 20th day after the Information Statement is mailed to our stockholders. We expect to mail the accompanying Information Statement to the Shareholders on or about July 13, 2026. This Information Statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes and is being furnished to our stockholders in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Your vote or consent is not requested or required to approve the matters described herein. The accompanying Information Statement is provided solely for your information.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

July 13, 2026	By:	Order of the Board of Directors

/s/ David Wachsman
David Wachsman
President

INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished in connection with the action by written consent of stockholders holding a majority of our outstanding shares of Common Stock (the “Majority Holders”) taken on June 17, 2026 without a meeting (the “Written Consent”) to approve the actions described in this Information Statement. We are mailing this Information Statement to our stockholders on or about July 13, 2026.

What actions were taken by Written Consent?

1.	We obtained stockholder consent from the Majority Holders for the amendment and restatement of our Articles of Incorporation to, among other things, increase the number of authorized shares of common stock, par value $0.0001 per share (“Common Stock”) to 10,000,000,000, classify the Board of Directors into three classes of directors, and change the name of the Company to Hawkeye Digital, Inc.

2.	We obtained stockholder consent from the Majority Holders for the approval of our 2026 Equity Incentive Plan (the “2026 Plan”).

How many shares of Common Stock were outstanding on June 17, 2026?

On June 17, 2026, the date we received the consent of the holders of an aggregate of approximately 90.97% of the voting power of our stockholders, there were 266,052,926 shares of Common Stock issued and outstanding. The holders signing the Written Consent included Hawkeye Holdco LLC, a Wyoming limited liability company, which held 242,017,296 shares of Common Stock and over which Martin Sumichrast, the Chairman of our Board of Directors, has control.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Definitive Information Statement to beneficial owners. We will, upon request, reimburse those persons and entities for expenses incurred in forwarding the Definitive Information Statement to our stockholders.

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AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

General

Our Board of Directors (the “Board”) has unanimously approved, and the Majority Holders have, pursuant to the Written Consent, approved, the amendment and restatement (the “Certificate of Amendment”) to our Articles of Incorporation (the “Existing Charter”), to, among other things, increase the number of authorized shares of Common Stock to 10,000,000,000, classify the Board of Directors into three classes of directors, and change the name of the Company to Hawkeye Digital, Inc. (as amended and restated, the “Restated Charter”).

Reasons for the Restated Charter

Our Board believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our Common Stock to allow for the issuance of shares of our Common Stock in connection with such other purposes as the Board determines. We believe that the share increase will provide us with increased flexibility in meeting future needs and requirements by providing additional authorized shares, which will be available for issuance from time to time as determined by the Board for any proper corporate purpose, without the expense and delay associated with obtaining stockholder approval, except where required by applicable rules, regulations, and laws. Companies of our size and profile are increasingly seeking to position themselves to take advantage of a broad range of corporate opportunities, including but not limited to capital raising activities, mergers and acquisitions, strategic partnerships, joint ventures, and other business initiatives that may arise. By increasing our authorized share count, we believe our Company will be better positioned to respond quickly and effectively to such opportunities, should our Board determine that doing so is in the best interests of our Company and its stockholders. At this time, other than future grants under our 2026 Plan, potential issuances of shares upon exercise of currently outstanding options, warrants, and other convertible securities, or possible financing transactions that are being or may be explored with investment banks or other financial institutions from time to time, there are no present plans, understandings, or agreements that would involve the issuance of additional shares of Common Stock. The additional authorized shares of Common Stock will provide our Company with the flexibility to pursue a range of potential corporate strategies, as and when appropriate.

The Restated Charter also reflects a name change to “Hawkeye Digital, Inc.” that reflects our new strategy to become a leading private equity and corporate advisory firm, conducting merchant banking services in digital assets and other frontier verticals in financial services and technology.

In addition to the changes described above, the Restated Charter classifies our Board into three classes, as described further below, this provision is designed to protect to our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure our Company, which could result in an improvement of the terms of any potential acquisition or restructuring. The Restated Charter also includes several other changes that reflect what the Board believes to be best practices for public reporting companies incorporated in Nevada, as further described below.

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Description of Restated Charter

The following summary description of Restated Charter is based on the intended provisions of Restated Charter and the applicable provisions of the Nevada Revised Statutes (the “NRS”). This information may not be complete in all respects and is qualified entirely by reference to the provisions of the Restated Charter and the NRS, the form of which is attached to this Information Statement as Appendix A.

Corporate Name. Upon the filing and effectiveness of the Restated Charter, the name of our Company will change from “Hawkeye Systems, Inc.” to “Hawkeye Digital, Inc.”

Authorized Shares. Our authorized capital stock will consist of 10,000,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Voting Rights. Each holder of shares of Common Stock will be entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Stockholders will not have cumulative voting rights in the election of directors. Accordingly, in an uncontested election, holders of a majority of the voting shares will be able to elect all of the directors.

Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by our stockholders at an annual or special meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by holders of record on the record date of our outstanding shares of capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, or otherwise in any manner permitted by the NRS, the Restated Charter or the Restated Bylaws.

Dividends. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of capital stock of the Company and except as otherwise provided by the Restated Charter or the NRS, dividends and other distributions may be declared and paid ratably on the Common Stock out of our funds that are legally available for that purpose at such times and in such amounts as the Board in its discretion shall determine. We do not currently expect to pay any dividends.

Liquidation. In the event of our liquidation, dissolution or winding up, holders of Common Stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of Preferred Stock.

Rights and Preferences. Holders of Common Stock will have no pre-emptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to Common Stock. The rights, preferences and privileges of the holders of Common Stock will be subject to and may be adversely affected by the rights of the holders of shares of any series of Preferred Stock that we may designate in the future.

Preferred Stock. The Restated Charter will authorize the Board to issue Preferred Stock in one or more series and to determine the preferences, limitations and relative rights of any shares of Preferred Stock that it chooses to issue, without vote or action by the stockholders.

Uncertificated Shares. We will only issue uncertificated shares of Common Stock and Preferred Stock, provided that the Board may provide by resolution that some or all of the shares of any class or series of stock shall be represented by certificates.

No Sinking Fund. The Common Stock will have no sinking fund provisions.

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Anti-Takeover Effects of Provisions of the Restated Charter, Restated Bylaws, and Nevada Law.

Some provisions of the NRS, the Restated Charter and Amended and Restated Bylaws as approved and adopted by the Board on June 17, 2026 (the “Restated Bylaws”), the form of which is attached hereto as Appendix B and which will become effective concurrently with the Restated Charter, could make the following transactions difficult: acquisition of us by means of a tender offer; acquisition of us by means of a proxy contest or otherwise; and removal of our incumbent officers and directors. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in our best interests, including transactions that might result in a premium over the market price for our Common Stock. We cannot predict whether these provisions will make an acquisition more or less likely compared to those in our Existing Charter.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of our Company to first negotiate with the Board. We believe that the benefits of protection to our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure our Company outweigh the disadvantages of discouraging these proposals because negotiation of these proposals could result in an improvement of their terms.

Classified Board. The Restated Charter will provide that the Board be divided into three classes. The directors in each class will serve for a three-year term, one class being elected each year by our stockholders. This system of electing and removing directors may tend to discourage a third-party from making a tender offer or otherwise attempting to obtain control of us, because it generally makes it more difficult for stockholders to replace a majority of the directors.

Combinations with Interested Stockholders. We are subject to Nevada’s Combination with Interested Stockholders Statutes (NRS 78.411 to 78.444, inclusive), which prohibit persons deemed “interested stockholders” from engaging in a “combination” with a publicly-held Nevada corporation for two years following the date these persons become interested stockholders (extended to up to four years if certain conditions are not met), unless the business combination is, or the transaction by which the person first became an interested stockholder was, approved in advance by the corporation’s board of directors. Generally, an “interested stockholder” is a person who, together with affiliates and associates, beneficially owns, or within two years prior to the determination of interested stockholder status, did beneficially own, 10% or more of voting power of the outstanding voting shares of a corporation and a “combination” includes a merger and certain asset or stock sales or other transactions resulting in a financial benefit to the interested stockholder. After the person becomes an interested stockholder, the combination must be approved by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. However, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Board, such as discouraging takeover attempts that might result in a premium over the market price of the Common Stock.

Companies are entitled to opt out of the business combination provisions. The Restated Charter expressly provides that we have elected not to be governed by the business combination provisions of the NRS.

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Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive.

Pursuant to NRS Section 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights with respect to any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that these statutes do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Restated Bylaws, we will opt out of these provisions.

Undesignated Preferred Stock. The ability to authorize undesignated preferred stock will make it possible for the Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of our Company. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of our Company.

Increase in Authorized Shares of Common Stock. The increase in the authorized number of shares of Common Stock could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of our Company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Company, even if the persons seeking to obtain control offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Our stockholders should recognize that, as a result of the Restated Charter, they will own a smaller percentage of shares with respect to our total authorized shares of Common Stock than they presently own and will be diluted as a result of any issuance of shares by us in the future.

Special Stockholder Meetings. The Restated Charter will provide that, subject to the rights of the holders of any series of preferred stock, a special meeting of stockholders may be called only by the Board, the Chairperson of the Board or the President. Special meetings may not be called by our stockholders.

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Requirements for Advance Notification of Stockholder Nominations and Proposals. The Restated Bylaws will include advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board or a committee of the Board.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies. Under the Restated Bylaws, in any election of directors, a director nominee for the Board will be elected by the affirmative vote of a plurality of the votes cast with respect to such director by the shares represented and entitled to vote at a meeting of the stockholders for the election of directors at which a quorum is present, voting together as a single class.

The Restated Charter will provide that directors may be removed only by the affirmative vote of the holders of two-thirds (66 2/3%) of the voting power of our then-outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class, which reflects the requirements of the NRS. Furthermore, any vacancy on the Board, however occurring, including a vacancy resulting from an increase in the size of the Board, may be filled only by a majority vote of the directors then in office, even if less than a quorum, or by the sole remaining director. This system of electing and removing directors and filling vacancies may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of our Company, because it generally makes it more difficult for stockholders to replace a majority of the directors.

Choice of Forum. The Restated Bylaws will provide that the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of us, (2) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder, employee or agent of the Company to us or our stockholders, (3) any action or proceeding asserting a claim arising pursuant to the NRS, the Restated Charter or Restated Bylaws, (4) any proceeding to interpret, apply, enforce or determine the validity of the Restated Charter or Restated Bylaws, (5) any internal action (as defined in NRS Section 78.046) and any action or proceeding as to which NRS Title 7 confers jurisdiction to the District Courts of the State of Nevada, or (6) any action asserting a claim governed by the internal affairs doctrine. The Restated Bylaws will further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any claim asserting a cause of action under the Securities Act. Although the Restated Bylaws will contain the choice of forum provision described above, it is possible that a court could find that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Amendment of the Restated Charter and Restated Bylaws. The Board will have the right to amend or repeal any provision contained in the Restated Charter in the manner prescribed by Nevada law, provided that the Board, acting pursuant to a resolution adopted by a majority of the Borad, and the affirmative vote of two-thirds of our outstanding voting power, will be required for the amendment, repeal, or modification of the provisions of the Restated Charter pertaining to (1) the ability to designate new series of Preferred Stock, (2) the prohibition on cumulative voting, (3) amendments to the Restated Bylaws, (4) the Board, including its classification, (5) stockholder meetings and the ability for stockholders to act by written consent, (6) the limitation of liability of, and indemnity for, directors and officers, and (7) the ability to amend the Restated Charter. The Restated Bylaws may be amended by the Board or by the holders of at least two-thirds of the voting power of the then outstanding voting stock voting as a single class.

The provisions of the NRS, the Restated Charter and Restated Bylaws could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of Common Stock that often result from actual or rumored hostile takeover attempts. These provisions may also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

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Limitations of Liability and Indemnification Matters. The Restated Charter will contain provisions that, similar to provisions in the Existing Charter, limit the liability of our directors and officers for monetary damages to the fullest extent permitted by Nevada law. Consequently, our directors and officers will not be individually liable to us, our stockholders or our creditors for damages as a result of any act or failure to act, unless the presumption of the business judgment rule is rebutted and it is proven that the director or officer breached his or her fiduciary duty and such breach involved intentional misconduct, fraud or knowing violation of law.

The Restated Bylaws will provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by the NRS. The Restated Bylaws will also obligate us to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the NRS. We have entered, and may in the future enter, into agreements with our directors, officers and other employees providing for such indemnification. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding to the fullest extent permitted by applicable law. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in the Restated Charter and Restated Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage.

No Dissenters’ Appraisal Rights

Under NRS, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Restated Charter, and we will not independently provide stockholders with any such right.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Restated Charter except to the extent of their ownership of shares of our Common Stock and securities exercisable and/or convertible into shares of our Common Stock, and except for the indemnification provisions in the Restated Charter as described above.

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APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN

General

Our Board has unanimously approved, and the Majority Holders have, pursuant to the Written Consent, approved, the adoption of our 2026 Equity Incentive Plan (the “2026 Plan”). The Board believes that our growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees, officers, consultants and directors with experience and ability, which is vital to our future success, and to align our employees’, officers’ consultants’ and directors’ compensation with building shareholder value. Our 2026 Plan is an integral part of this strategy. The 2026 Plan is designed to attract, motivate and retain employees, officers, directors and consultants and to further our growth and financial success by aligning the interests of those persons through ownership with the interests of our stockholders.

Our Board believes that the 2026 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders. Stock options and other stock-based incentive awards are given to our employees, officers, directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees, officers, consultants and directors with a pecuniary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our Board of Directors anticipates that this direct stake in our future success also assures a closer alignment of the interests of employees with those of our stockholders.

We have not approved any awards that are contingent upon approval of the 2026 Plan. Future grants under the 2026 Plan will be made at the discretion of the Board or, to the extent constituted in the future, its Compensation Committee, and, therefore, are not determinable at this time.

Based solely on the closing price of our Common Stock as reported on the OTCID Basic Market on July 10, 2026, the maximum aggregate market value of the 50,000,000 shares that could potentially be issued under the 2026 Plan is approximately $12,400,000. The shares available for issuance by us under the 2026 Plan will be authorized but unissued shares.

Description of the 2026 Plan

A description of the provisions of the 2026 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the amended 2026 Plan. A copy of the 2026 Plan, with the proposed amendments marked, has been filed with the Securities and Exchange Commission with this Information Statement and is attached hereto as Appendix C. Any stockholder who wishes to obtain a printed copy of the 2026 Plan may do so by written request to the Secretary at our principal executive offices set forth above.

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Administration

The 2026 Plan will be administered by a committee (the “Committee”), which will consist of two (2) or more members of our Board appointed by our Board or such other committee of our Board to which it has properly delegated power, or if no such Committee or subcommittee exists, our Board. Initially, the Board will serve as the Committee. To the extent required by applicable law, rule, or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable.

The Committee is authorized to, among other things: (a) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2026 Plan and any instrument or agreement relating to, or any award granted under, the 2026 Plan (each, an “Award”); (b) promulgate, amend, and rescind any rules and regulations relating to the 2026 Plan; (c) adopt sub-plans; and (d) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the 2026 Plan. Except to the extent prohibited by applicable law regulations, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2026 Plan.

Unless otherwise expressly provided in the 2026 Plan, all determinations, interpretations and other decisions under or with respect to the 2026 Plan or any Award or any documents evidencing Awards granted pursuant to the 2026 Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any Participant, any holder or beneficiary of any Award, and any of our stockholders. The Committee may make grants of the following Awards to Eligible Persons (defined below) pursuant to terms and conditions set forth in the applicable award agreement, including, subjecting such Awards to performance goals listed in the 2026 Plan.

•	Stock Option Awards
•	Stock Appreciation Right Awards
•	Restricted Stock and Restricted Stock Unit Awards
•	Performance Share Awards
•	Other Stock-Based Awards and Cash-Based Awards

Eligible Shares

The maximum aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the 2026 Plan will be equal to (a) 50,000,000 shares of Common Stock, plus (b) the number of shares of Common Stock underlying any award granted under our 2019 Employees, Directors and Consultants Stock Option Plan (the “2019 Plan”) that expires, terminates or is canceled or forfeited under the terms of the 2019 Plan. Additionally, commencing on the first day of our 2027 fiscal year, the aggregate number of shares of Common Stock that may be issued under the 2026 Plan will automatically increase by a number equal to the least of (a) five percent (5%) of the total number of shares of Common Stock outstanding on the last calendar day of the prior fiscal year, (b) the number of shares issued or issuable under Awards granted during the then most recently completed fiscal year, or (c) a lesser number of shares of Common Stock determined by the Board. The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan will be 50,000,000. If any Award granted under the Plan expires, terminates, or is canceled for any reason without issuance of the full number of shares of Common Stock to which the Award related, the remaining number of shares of Common Stock underlying the Award shall again be available for the purpose of Awards under the Plan. Shares of Common Stock subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award. No shares have yet been issued nor Awards granted under the 2026 Plan.

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Eligible Participants

Any employee of us or any of our affiliates, any director, or person who is a consultant to the Company, or any individuals designated by the Committee who are reasonably expected to become employees, consultants, or directors after the receipt of Awards (each, an “Eligible Person”) shall be permitted to participate (a “Participant”) under the 2026 Plan. Only Eligible Persons who are also employees of the Company or our affiliates are eligible to receive incentive stock options under the 2026 Plan. Eligibility for the grant of an incentive stock option and actual participation in the 2026 Plan shall be determined by the Committee in its sole discretion.

Options

The holder of an option will be entitled to purchase a number of our shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The Committee may grant non-qualified stock options and incentive stock options (“Options”) to Eligible Persons. All Options granted under the 2026 Plan are required to have a per share exercise price that is not less than one hundred percent (100%) of the fair market value of our Common Stock underlying the stock options on the date the Options are granted (other than in the case of Options that are substitute Awards). The maximum term for Options granted under the 2026 Plan will be ten (10) years from the initial date of grant. The purchase price for the shares as to which an Option is exercised may be paid, to the extent permitted by law, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, including: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the Option exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate fair market value on the date of attestation equal to the Option exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a fair market value equal to the aggregate Option exercise price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee.

Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights under the 2026 Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2026 Plan. The Committee may award Stock Appreciation Rights in tandem with Options or independent of any Option. Generally, each Stock Appreciation Right will entitle the participant upon exercise to an amount (in cash, shares, or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock, over (B) the exercise price per share, multiplied by (ii) the number of shares of Common Stock covered by the Stock Appreciation Right. The exercise price per share of a Stock Appreciation Right will be determined by the Committee at the time of grant, but in no event may such amount be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Stock Appreciation Right is granted.

Restricted Stock and Restricted Stock Units

The Committee may grant restricted shares of our Common Stock (“Restricted Stock”) or restricted stock units (“Restricted Stock Units”), representing the right to receive, upon vesting and the expiration of any applicable restricted period, one (1) share of Common Stock for each Restricted Stock Unit or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to Restricted Stock, subject to the other provisions of the 2026 Plan, the holder will generally have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock. Unless otherwise set forth in an award agreement, a holder of Restricted Stock or Restricted Stock Units will have the right to receive dividends with respect to the Restricted Stock or Restricted Stock Units; provided, however, that any shareholder distributions, dividends, or dividend equivalents will be subject to deferral and payment on a contingent basis based on the Participant earning the Restricted Stock or Restricted Stock Units with respect to which such stockholder distributions, dividends, or dividend equivalents are paid.

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Performance Share Awards

The Committee may grant Performance Share Awards to a Participant payable upon the attainment of specific performance goals. The agreement relating to a Performance Share Award will provide, in the manner determined by the Committee, for the vesting of the Performance Share Award if the specified performance measures are satisfied or met during the specified performance period. Prior to the settlement of a Performance Share Award in Common Stock, the holder of the award will have no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a Performance Share Award upon a termination of employment, whether by reason of disability, retirement, death, or any other reason, will be determined by the Committee and set forth in the applicable agreement.

Other Equity-Based and Cash-Based Awards

The Committee may grant other equity-based or cash-based Awards under the 2026 Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2026 Plan.

Effect of Certain Corporate Transactions and Events

In the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any Award, Awards granted under the 2026 Plan and any award agreements, the exercise price of Options and Stock Appreciation Rights, the performance goals to which Performance Share Award and cash-based awards are subject, the maximum number of shares of Common Stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the Award.

Unless otherwise provided in an award agreement, in the event a Participant’s continuous service with us terminates without Cause or for Good Reason within twelve months of a Change of Control (as such terms are defined in the 2026 Plan), (1) all outstanding Options and Stock Appreciation Rights held by the Participant will be become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, (2) the restricted period will expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units held by the Participant, and (3) with respect to Performance Share Awards and cash-based awards, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of termination. Additionally, in connection with any Change in Control of, the Committee may, in its sole discretion, cause any Award to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Common Stock in the Change of Control over the per share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award.

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Nontransferability of Awards

Each Award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Committee may determine, in its sole discretion, that a non-qualified stock option may be transferred to a family member, to certain trusts or foundations or other transferees as permitted by the Committee, to certain third parties designated by the Committee in connection with a program established by the Committee for payments in consideration for the transfer of a non-qualified stock option, or to other transferees as may be permitted by the Committee (“Permitted Transferee”). A non-qualified stock option that is transferred to a Permitted Transferee will remain subject to the terms of the 2026 Plan and the applicable award agreement.

Clawback and Recoupment

Awards under the 2026 Plan will be subject to any policy that we adopt in the future that provides for the recovery or “clawback” by us of any equity or other compensation provided under the 2026 Plan, including recoupment if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria.

Amendment and Termination

Our Board may amend the 2026 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of any market or stock exchange on which the Common Stock is at the time primarily quoted or traded. Our Board may terminate the 2026 Plan at any time. Unless sooner terminated by our Board, the 2026 Plan will terminate on the ten (10) year anniversary of Board approval of the 2026 Plan.

Section 162(m) of the Internal Revenue Code

As a general rule, we will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2026 Plan may cause this limitation to be exceeded in any particular year.

Federal Income Tax Consequences

This section provides a summary of the federal income tax (and to some extent, estate tax) consequences that would accrue to the Company and the grantee under current tax laws. Such laws and their interpretation by the Internal Revenue Service are subject to change. The general consequences described in this summary may not apply in unusual situations.

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Non-Qualified Options. The grant of an Option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will recognize taxable capital gain or loss, measured by the excess of the amount realized on the disposition over the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred Options nor the shares acquired on exercise of the transferred Options will be includable in the grantee’s estate for estate tax purposes.

Incentive Stock Options. The grant of an Option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an Option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the Option is granted through a date within three months before the date of exercise of the Option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the Option was exercised over the Option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) and to certain reporting requirements.

Restricted Stock. A grantee who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the shares of Common Stock are subject to restrictions (that is, the Restricted Stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the Common Stock on the date of the Award (less the purchase price, if any), determined without regard to the restrictions (except any restrictions that will never lapse). If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

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Restricted Stock Units.    There are no immediate tax consequences of receiving an award of Restricted Stock Units under the 2026 Plan. A grantee who is awarded Restricted Stock Units will recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of SARs under the 2026 Plan. Upon exercising an SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Share Awards, Other Stock-Based Awards, and Cash-Based Awards. The tax treatment with respect to Performance Share Awards, other stock-based awards and cash-based awards will depend on the structure of such awards.

Section 409A. We intend for awards granted under the plan to comply with Section 409A of the Internal Revenue Code. To the extent a grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% additional tax.

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New Plan Benefits

No grants have been issued with respect to the shares to be reserved for issuance under the 2026 Plan. The number of shares that may be granted to our executive officers, non-employee directors and non-executive officers under the 2026 Plan is not determinable at this time, as such grants are subject to the discretion of the Committee. We did not grant any awards under the 2019 Plan during the fiscal year ended June 30, 2025 to our current executive officers, directors who are not executive officers, or employees.

The following table sets forth information as of June 30, 2025 concerning the number of shares of common stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	–	$–	1,350,000
Equity compensation plans not approved by security holders	322,600	0.98	–
Total	322,600	$0.98

 ____________

(1)	Consists of our 2019 Plan.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the adoption of the 2026 Plan, except that such persons may be granted Awards under the 2026 Plan in accordance with its terms.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the adoption of the 2026 Plan.

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EFFECTIVE DATE OF ACTION BY WRITTEN CONSENT

Per Rule 14c-2 under the Exchange Act, the corporate actions taken by this Written Consent become effective no earlier than twenty (20) calendar days after the first mailing or delivery of this Information Statement to Common Stockholders as of the Record Date. We will not file the Restated Charter with the Secretary of State for the State of Nevada until such date. This Information Statement provides a comprehensive overview of the actions approved by the holders of a majority of our outstanding Common Stock.

OUTSTANDING VOTING SECURITIES

Each share of Common Stock grants one vote on each matter submitted to stockholders. As of the date of the Written Consent, 266,052,926 shares of Common Stock were issued, outstanding, and eligible for action by written consent and notice of such action. The holders signing the Written Consent included Hawkeye Holdco LLC, a Wyoming limited liability company, which held 242,017,296 shares of Common Stock and over which Martin Sumichrast, the Chairman of our Board of Directors, has control.

On June 17, 2026, the Majority Holders executed the Written Consent approving the adoption of the Restated Charter, the adoption of the 2026 Plan, and the actions described in this Information Statement. Since these actions have been approved by the majority of outstanding shares of the Common Stock, this Information Statement does not solicit proxies.

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BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 17, 2026 based on information obtained from the persons named below, with respect to the beneficial ownership of our Common Stock, by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

•	each of our current named executive officers and directors; and

•	all current named executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 266,052,926 shares of our Common Stock outstanding on June 17, 2026. We have deemed shares of our Common Stock issuable upon the conversion of any convertible security or the exercise of any stock option or warrant within 60 days of June 17, 2026 to be outstanding and to be beneficially owned by the person holding the option, warrant or convertible security for the purpose of computing the percentage ownership of Common Stock of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of Common Stock for any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Hawkeye Systems, Inc., 350 Lincoln Road, 2nd Floor, Miami Beach, Florida 33139. The information in the table below is based solely on a review of Schedules 13D and 13G as well as the Company’s knowledge of holdings with respect to its employees and directors and information provided by major investors.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
Current Directors and Executive Officers:
Corby Marshall (1)	2,794,675	1.05%
David Wachsman	–	–
Quinton Byron Hamlett	–	–
Martin Sumichrast (2)	242,017,296	90.97%
Sim Farar	–	–
Ralph Olson	–	–
Nathan Bradley Fleisher	–	–
All Current Directors and Executive Officers as a Group (7 individuals)	244,811,971	92.02%

Other 5% Holders
Steve Hall (3)	15,289,992	5.75%
Hawkeye HoldCo LLC (2)	242,017,296	90.97%

*	Represents beneficial ownership of less than one percent.
(1)	Consists of 2,794,675 shares of Common Stock held of record by Mr. Marshall.
(2)	Consists of 242,017,296 shares of Common Stock held by Hawkeye Holdco LLC. The business address of Hawkeye Holdco LLC is 7401 Carmel Executive Park Drive, Suite 315, Charlotte, North Carolina 28226. Mr. Sumichrast serves as the manager of MCIMAC, LLC (“MCIMAC”), which in turn serves as the manager of Hawkeye Holdco LLC. As a result, each of Mr. Sumichrast and MCIMAC may be deemed to possess voting and investment control over such securities. Mr. Sumichrast disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein.
(3)	Consists of 15,289,992 shares of Common Stock held of record by Mr. Hall. The business address of Mr. Hall is 6605 Abercorn, Suite 204, Savannah, GA 31405.

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Change of Control

Pursuant to a Note Purchase Agreement dated April 1, 2026 (the “Purchase Agreement”) by and among us, Hawkeye Holdco LLC (“Holdco”) and Steve Hall, Holdco purchased a previously-issued Consolidated Promissory Note from Mr. Hall (the “Prior Note”), and we agreed to amend and restate the Prior Note (as amended and restated, the “Restated Note”) to, among other things, reflect a principal amount of $2,767,765, which represented the original principal amount of the Prior Note plus accrued interest through the date of amendment and restatement, and to provide that the Restated Note may be converted into Common Stock at an initial conversion price of $0.12 per share, subject to adjustment in certain circumstances, including dividends and distributions, stock splits, and future issuances of securities by us at a lower price per share.

We, Holdco and Mr. Hall entered into the Investor Rights Agreement as a condition to closing under the Purchase Agreement. Pursuant to the Investor Rights Agreement, we granted certain demand and piggyback registration rights to Holdco with respect to Common Stock that it holds or that is issuable upon the conversion or exercise of securities that it holds, including the Restated Note. The Investor Rights Agreement also required that we increase the size of the Board from one member to five members and appoint four directors designated by Holdco to fill the resulting vacancies.

On March 31, 2026, the Board increased our authorized number of directors from one to five, creating four vacancies. The Board also approved the appointment of each of Martin Sumichrast, Sim Farar, Nathan Bradley Fleisher, and Ralph Olson (jointly the “14F Directors”) to become directors and fill the resulting vacancies, to be effective ten days after transmission of an information statement to all holders of record of our Common Stock. The appointment became effective as of May 4, 2026.

On June 1, 2026, Holdco converted the Restated Note in full and received 23,064,634 shares of Common Stock upon conversion. On June 3, 2026, we entered into a Subscription Agreement with Holdco for the sale of a Common Stock Purchase Warrant (the “Warrant”) to purchase 221,878,595 shares of Common Stock at a purchase price of $2,218,786, and an exercise price of $0.01 per share. On June 11, 2026, Holdco exercised the Warrant in full on a cashless basis and received 218,952,662 shares of Common Stock. Following such conversion and exercise, Holdco owns approximately 90.97% of the Company’s outstanding shares of Common Stock. Marty Sumichrast, who currently serves as the Chairman of the Board, is the manager of MCIMAC, LLC (“MCIMAC”), which is the manager of Holdco. MCIMAC, along with David Wachsman, our President, and Q. Byron Hamlett, our Chief Financial Officer, are members of Holdco.

Except for the transactions described above, we do not currently have any arrangements which, if consummated, may result in a change of control of the Company.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Unless we are otherwise advised by the stockholders, we will only deliver one copy of this Information Statement to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce our printing and postage costs.

We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of this Information Statement may direct such request to us at 350 Lincoln Road, 2nd Floor, Miami Beach, Florida 33139, or by telephone at (800) 576-4953. Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the contacts listed above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Any statements contained in this Information Statement that are not statements of historical fact may be forward-looking statements, including, without limitation, the anticipated effects of the adoption of the Restated Charter, including the increase in authorized shares of Common Stock. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will” and words or phrases of similar substance used in connection with any discussion of future operations, financial performance, plans, events, trends or circumstances can be used to identify some, but not all, forward-looking statements. These forward-looking statements are predictions and involve significant risks and uncertainties, many of which are beyond our control, and actual results may differ materially from these statements. Factors that could cause actual outcomes or results to differ materially from those reflected in forward-looking statements include, but are not limited to, those discussed in our filings with the SEC.

Except as may be required by applicable law, we do not undertake or intend to update or revise any forward-looking statements, and we assume no obligation to update any forward-looking statements contained in this Information Statement as a result of new information or future events or developments. Thus, you should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other documents with the Securities and Exchange Commission (the “SEC”). These reports contain additional information about our Company. Our SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov.

OTHER MATTERS

We have not authorized anyone to provide information on behalf of our company that is different from that contained in this Information Statement. This Information Statement is dated July 13, 2026. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our Common Stock for the forwarding of this Information Statement to the beneficial owners of our Common Stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

July 13, 2026	By:	Order of the Board of Directors

/s/ David Wachsman
David Wachsman
President

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Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
HAWKEYE DIGITAL, INC.

Hawkeye Digital, Inc., formerly known as Hawkeye Systems, Inc. a corporation incorporated under the laws of the State of Nevada on May 15, 2018 (the “Corporation”), hereby amends and restates its Articles of Incorporation (these “Articles”), to embody in one document its original articles and the subsequent amendments thereto and to change the name of the Corporation from Hawkeye Systems, Inc. to Hawkeye Digital, Inc.

The amendment and restatement of these Articles and the name change were approved and adopted by the board of directors (the “Board”) of the Corporation on June 17, 2026. Upon the recommendation of the Board, the stockholders of the Corporation holding a majority of the voting power approved and adopted the amendment and restatement of these Articles and the name change on June 17, 2026. An aggregate of 242,017,296 shares of common stock, representing 90.97% of the Corporation’s outstanding common stock, were voted for adoption of these Articles. As a result, these Articles were authorized and adopted in accordance with the Nevada Revised Statutes (defined below).

The undersigned officer of the Corporation hereby certifies as follows:

FIRST: The name of the Corporation is Hawkeye Digital, Inc. The original Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Nevada on the 15th day of May 2018.

SECOND: These Articles are being filed with the Nevada Secretary of State in accordance with Sections 78.390 and 78.403 of the NRS.

THIRD: The Corporation’s Articles of Incorporation, including all amendments thereto, are amended and restated to read as follows:

ARTICLE I
name

The name of the Corporation is Hawkeye Digital, Inc. (the “Corporation”).

A-1

ARTICLE II
registered office and registered agent

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) Chapter 78.

ARTICLE IV
CAPITAL STOCK

Section 4.1.        Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 10,050,000,000 shares, divided into two classes as follows: (i) 10,000,000,000 shares of common stock, $0.0001 par value per share (“Common Stock”) and (ii) 50,000,000 shares of preferred stock, $0.0001 par value per share (“Preferred Stock”). The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the stockholders of the Corporation entitled to vote thereon, and no vote of the holders of any class or series of Common Stock or Preferred Stock, voting separately as a class, shall be required therefor (and any such right otherwise provided under NRS 78.2055(3), NRS 78.207(3) or NRS 78.390 is hereby specifically denied), unless a vote of any such holders is expressly required pursuant to these Articles (as the same may be amended and/or restated from time to time, and including any Certificate(s) of Designation (as defined below) relating to any series of Preferred Stock).

Section 4.2.         Preferred Stock.

(A)       Designation of Series of Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the authorized but undesignated and unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Nevada Secretary of State a certificate of designation with respect thereto (each, a “Certificate of Designation”). The powers, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(B)       Voting Rights of Preferred Stock. Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by these Articles.

A-2

Section 4.3.         Voting Rights of Common Stock.

(A)       Common Stock. Each holder of record of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally or holders of Common Stock as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other class(es) or series of the Corporation’s capital stock); provided that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to these Articles that relates solely to the terms, number of shares, powers, designations, preferences or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereof, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles or pursuant to the NRS.

(B)       No Cumulative Voting. No holder of shares of Common Stock shall have the right to cumulate votes.

Section 4.4.       Dividends and Other Distributions. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of capital stock of the Corporation and except as otherwise provided by these Articles or the NRS, dividends and other distributions may be declared and paid ratably on the Common Stock out of the funds of the Corporation that are legally available for this purpose at such times and in such amounts as the Board in its discretion shall determine.

Section 4.5.       Special Provision re Distributions. Notwithstanding anything to the contrary in these Articles or the Bylaws (as defined below), the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

Section 4.6.       Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the right, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock as to distributions upon dissolution or liquidation or winding up of the Corporation, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by each such stockholder.

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ARTICLE V
AMENDMENTS TO bylaws

In furtherance and not in limitation of the powers conferred by the NRS, the Board is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Nevada or these Articles. In addition, the Bylaws may be amended or repealed in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding voting power of the Corporation, voting together as a single class.

ARTICLE VI
board of directors

Section 6.1.       Number of Directors; Classified Board.

(A) Except as otherwise provided in these Articles or the NRS, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The total number of directors constituting the Board shall be determined from time to time exclusively by resolution adopted by the Board in the manner set forth in the Bylaws, except as otherwise provided for or fixed pursuant to the provisions of any Certificate of Designation and this Article VI.

(B) The directors (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of these Articles) shall be and are divided into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). Each class shall consist, as nearly as may be possible, of one third of the whole Board. The initial Class I director of the Corporation shall be Corby Marshall; the initial Class II directors of the Corporation shall be Sim Farar and Nathan Bradley Fleisher; and the initial Class III directors of the Corporation shall be Martin Sumichrast and Ralph Olson. The mailing address of each person who is to serve initially as a director is c/o Hawkeye Digital, Inc., 350 Lincoln Road, 2nd Floor, Miami Beach, Florida 33139. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the effective time of the filing of these Articles with the Nevada Secretary of State (the “Effective Time”), the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the Effective Time, and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the Effective Time. At each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In case of any increase or decrease, from time to time, in the number of directors in each class shall be apportioned as nearly equal as possible (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of these Articles).

Section 6.2.       Vacancies. Subject to any rights granted to the holders of any one or more series of Preferred Stock then outstanding, any newly created directorship on the Board that results from an increase in the authorized number of directors and any vacancy occurring on the Board (whether resulting from death, resignation, retirement, disqualification, removal, change in the total authorized number of directors constituting the Board, or other cause) shall be filled only by the affirmative vote of a majority of the directors then in office (other than directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more series, as the case may be) or by a sole remaining director, in either case even if less than a quorum. Any director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and when his or her successor shall be elected or appointed and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Subject to the rights, if any, of the holders of any series of preferred stock to elect directors, when the number of directors is increased or decreased, the Board shall, subject to Section 6.1 hereof, determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided, however, that no decrease in the number of directors shall shorten the term of any incumbent director.

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Section 6.3.       Removal. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of at least two-thirds (66-2/3%) of the voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

Section 6.4.        Rights of Holders of Preferred Stock. Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of these Articles applicable thereto. Notwithstanding Section 6.1, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to Section 6.1, and the total number of directors constituting the Board shall be automatically adjusted accordingly.

Section 6.5.       Election and Term. Except as otherwise provided in these Articles or the Bylaws, including Section 6.1 hereof, or in any Certificate of Designation with respect to any series of Preferred Stock, directors of the Corporation shall be elected at each annual meeting of the stockholders and shall serve until the next annual meeting of the stockholders and when their successors are duly elected or appointed and qualified, or until their earlier death, resignation, retirement, disqualification or removal. The election of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; WRITTEN CONSENT

Section 7.1.       Special Meetings. Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board, the Chair of the Board or the President of the Corporation. Other than as provided in this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 7.2.       Advance Notice. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

Section 7.3.       Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by holders of record on the record date, as determined in accordance with the Bylaws, of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, or otherwise in any manner permitted by the NRS, these Articles or the Bylaws.

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ARTICLE VIII
LIMITATION OF LIABILITY of Directors and officers; INDEMNIFICATION

Section 8.1.       Limitation of Liability. The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of these Articles inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

Section 8.2.       Indemnification.

(A)	For purposes of this Section 8.2, (i) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator or manager) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity at the request of the Corporation as a director, manager, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator, partner, member or manager) of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (ii) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(B)	Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.2, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Articles, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

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(C)	Indemnification pursuant to this Section 8.2 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or any predecessor entity thereof or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(D)	The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

(E)	The Corporation may, by action of the Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(F)	The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of these Articles or the Bylaws, agreement, vote of stockholders or directors, or otherwise.

Section 8.3.       Effect of Amendment or Repeal. Neither any amendment nor repeal of any section of this ARTICLE VIII, nor the adoption of any provision of these Articles or the Bylaws of the Corporation inconsistent with this ARTICLE VIII, shall eliminate or reduce the effect of this ARTICLE VIII in respect of any matter occurring, or any proceeding accruing or arising or that, but for this ARTICLE VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

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ARTICLE IX
iNAPPLICABILITY OF CERTAIN STATUTES

The Corporation hereby expressly elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive, including any successor statutes thereto.

ARTICLE X
LIMITED WAIVER OF JURY TRIALS

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction in the State of Nevada before the presiding judge as the trier of fact and not before a jury. This Article X shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

ARTICLE XI
DEEMED NOTICE AND CONSENT; SEVERABILITY

Section 11.1.          Severability. If any provision or provisions of these Articles shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Articles (including, without limitation, each portion of any paragraph of these Articles containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of these Articles (including, without limitation, each such portion of any paragraph of these Articles containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from individual liability to the fullest extent permitted under Nevada law.

Section 11.2.          Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Articles, (b) the Bylaws and (c) any amendment to these Articles or the Bylaws enacted or adopted in accordance with these Articles, the Bylaws and applicable law.

ARTICLE XII
AMENDMENT OF ARTICLES

Section 12.1.          Amendment of Articles. The Corporation reserves the right to amend or repeal any provision contained in these Articles in the manner prescribed by the laws of the State of Nevada and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of these Articles or any provision of law that might otherwise permit a lesser vote, the Board, acting pursuant to a resolution adopted by a majority of the Board, and the affirmative vote of two-thirds (66-2/3%) of the outstanding voting power of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Sections 4.2(A) and 4.3(B) of Article IV, Article V, Article VI, Article VII, Article VIII, or this Article XII of these Articles.

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IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation, certifying that the facts herein stated are true, this ___th day of ______, 2026.

By: __________________

Name:________________

Title: _________________

* * * *

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Appendix B

AMENDED AND RESTATED

BYLAWS

of

HAWKEYE DIGITAL, INC.

a Nevada corporation

Article I
OFFICES

Section 1.1               Principal Office. The principal office and place of business of Hawkeye Digital, Inc. (the “Corporation”) shall be at such location as is established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).

Section 1.2               Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require as determined by the Board of Directors or any officer of the Corporation. The registered office of the Corporation in the State of Nevada shall be the office of its registered agent, as reflected in the records of the Nevada Secretary of State.

Article II
STOCKHOLDERS

Section 2.1               Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time exclusively by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting pursuant to these Amended and Restated Bylaws (as amended and/or restated from time to time, these “Bylaws”). Except as otherwise restricted by the articles of incorporation of the Corporation (as amended and/or restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.2               Special Meetings.

(a)             Special meetings of the stockholders may be called only in accordance with the provisions of the Articles of Incorporation. Stockholders (in such capacity) shall have no right to request or call a special meeting. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

(b)              No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3               Place of Meetings. Any meeting of the stockholders of the Corporation to be held at a physical location may be held at the Corporation’s registered office in the State of Nevada or at such other physical location in or out of the State of Nevada and the United States, or virtual location pursuant to Section 2.14, as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote thereat may designate the physical location, if any, for the holding of such meeting. The Board of Directors may, in its sole discretion, determine that any meeting of the stockholders shall be held exclusively, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication (as described in Nevada Revised Statutes (as amended from time to time, the “NRS”) 78.320(4)) or other available technology permitted under the NRS, in accordance with Section 2.14.

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Section 2.4               Notice of Meetings; Waiver of Notice.

(a)             The Chief Executive Officer, the President, any Vice President, the Secretary, an Assistant Secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any meeting of stockholders not less than ten days, but not more than 60 days, before the date of such meeting. The notice shall state the physical or virtual location, the date and time of the meeting, the means of remote communication, if any, by which the stockholders or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410. Any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these Bylaws.

(b)              In the case of an annual meeting, subject to Section 2.13, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating dissenter’s rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutes.

(c)              A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, notice shall be given by any method permitted by the NRS, including NRS 75.150. Notwithstanding the foregoing and in addition thereto, any notice to stockholders given by the Corporation pursuant to NRS Title 7 (including, without limitation, NRS Chapters 75, 78 and 92A), the Articles of Incorporation or these Bylaws may be given pursuant to any form of electronic transmission permitted under the NRS. Notice shall be deemed given (i) by facsimile when directed to a number consented to by the stockholder to receive notice, (ii) by e-mail when directed to an e-mail address designated or used by the stockholder and consented by the stockholder to receive notice, (iii) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (iv) by any other electronic transmission as consented to by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (A) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder’s consent and (B) the inability to deliver by electronic transmission becomes known to the Secretary, Assistant Secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.

(d)              The written certificate of an individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached thereto, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice and, in the absence of fraud, an affidavit of the individual signing a notice of a meeting that the notice thereof has been given by a form of electronic transmission shall be prima facie evidence of the facts stated in the affidavit.

(e)              Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

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Section 2.5               Determination of Stockholders of Record.

(a)              For the purpose of determining the stockholders entitled to (i) notice of and to vote at any meeting of stockholders or any adjournment thereof, (ii) receive payment of any distribution or the allotment of any rights, or (iii) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days nor less than ten days before the date of such meeting, if applicable.

(b)              If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting unless the Board of Directors fixes a new record date for the adjourned or postponed meeting; provided, however, that the Board of Directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the date set for the original meeting.

Section 2.6               Quorum; Adjourned Meetings.

(a)              Unless the Articles of Incorporation, these Bylaws or Chapter 78 of the Nevada Revised Statutes provide for a different proportion, stockholders holding at least one-third of the voting power of the Corporation’s capital stock, present in person or by proxy, regardless of whether the proxy has authority to vote on any matter, shall constitute a quorum for the transaction of business at any meeting of stockholders. If voting by classes or series is permitted or required by Chapter 78 of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, stockholders holding at least one-third of the voting power of each such class or series, present in person or by proxy, regardless of whether the proxy has authority to vote on any matter, shall constitute a quorum of such class or series.

(b)              If a quorum is not present or represented at any meeting of stockholders, the chairperson of the meeting, the person presiding at the meeting or the holders of a majority of the voting power present in person or represented by proxy at the meeting may adjourn the meeting from time to time until a quorum is present or represented. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally called. Unless the Articles of Incorporation or these Bylaws otherwise require, notice of an adjourned meeting need not be delivered if the date and time of the adjourned meeting, the means of remote communication, if any, by which stockholders and proxies will be deemed present in person and may vote at the adjourned meeting, and the physical location of the adjourned meeting, if any, are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned or postponed meeting, notice of the adjourned or postponed meeting shall be delivered to each stockholder of record as of the new record date. Once a share is represented in person or by proxy for any purpose at a meeting, such share shall be deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment thereof, unless a new record date is or must be fixed for the adjourned meeting.

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Section 2.7               Voting.

(a)              Unless otherwise provided in the NRS, the Articles of Incorporation, or any resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.

(b)              Except as otherwise provided in these Bylaws, all votes with respect to shares (including pledged shares) standing in the name of an individual at the close of business on the record date shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may vote such shares even though the shares do not stand of record in the name of the receiver but only if and to the extent that the order of a court of competent jurisdiction which appoints the receiver contains the authority to vote such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c)              With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chair of the board, the chief executive officer, the president or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his or her authority to do so.

(d)             Notwithstanding anything to the contrary contained in these Bylaws and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote or cause to be voted, directly or indirectly, shares of its own stock owned or held as treasury shares (as defined in NRS 78.283(1)), and such treasury shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e)              Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

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(f)             With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, spouses as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i)                 If only one person votes, the vote of such person binds all.

(ii)               If more than one person casts votes, the act of the majority so voting binds all.

(iii)             If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g)            If a quorum is present, unless the Articles of Incorporation, these Bylaws or the NRS, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h)            If a quorum is present, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or by proxy at the meeting and entitled to vote in the election of directors; provided, that, if the rules and requirements of the securities exchange on which any class of the Corporation’s shares are then listed require a different voting standard for the election of directors, directors shall be elected in accordance with the rules and requirements of such exchange.

Section 2.8             Proxies. At any meeting of stockholders, each stockholder entitled to vote may authorize another person or persons to act for such stockholder by proxy in any manner permitted by Chapter 78 of the Nevada Revised Statutes. If a stockholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if only one is present, then that one, has and may exercise all of the powers conferred by the stockholder upon all of the persons so designated, unless the stockholder provides otherwise. A proxy may be limited to action on designated matters. Any proxy properly created shall continue in full force and effect until revoked in the manner provided by Chapter 78 of the NRS or until its stated expiration, subject to any applicable provisions of Chapter 78 of the NRS regarding irrevocable proxies.

Section 2.9             Written Consent. Subject to the special rights of the holders of any series of preferred stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (i) are signed by holders of record on the record date, as determined in accordance with these Bylaws, of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the Corporation at its registered office in the State of Nevada, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded.

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Section 2.10            Organization.

(a)                Meetings of stockholders shall be presided over by the Chair of the Board of Directors, or, in the absence of the Chair, by the Vice Chair of the Board of Directors, or if there be no Vice Chair or in the absence of the Vice Chair, by the Chief Executive Officer, or if there be no Chief Executive Officer or in the absence of the Chief Executive Officer, by the President, or, in the absence of the President, or, in the absence of any of the foregoing persons, by a chair designated by the Board of Directors. The individual acting as chair of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting. The chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chair of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls. The Board of Directors, in its discretion, or the chair of the meeting, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(b)                The chair of the meeting may appoint one or more inspectors of elections to act at the meeting or any adjournment thereof and to make a written report thereof. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots. Such certification and report shall specify, and in determining the validity and counting of proxies and ballots cast the inspectors may consider, such information as may be required by law.

(c)                Only such persons who are nominated in accordance with the procedures set forth in Section 2.12 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.12. If any proposed nomination or business was not made or proposed in compliance with Section 2.12 (including proper notice under Section 2.13 and including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation pursuant to clause (a)(iv)(D) of Section 2.13), then the chair of the meeting shall have the power to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. If the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that such proposal or nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

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Section 2.11            Consent to Meetings. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice, to the extent such notice is required, if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12            Director Nominations and Business Conducted at Meetings of Stockholders. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors or the Chair of the Board of Directors or any authorized committee of the Board of Directors, or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or the Chair of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote on such matter at the meeting, who complied with the notice procedures set forth in Section 2.13 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

Section 2.13            Advance Notice of Director Nominations and Stockholder Proposals by Stockholders.

(a)                For director nominations or other business to be properly brought before an annual meeting by a stockholder and for director nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than director nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice for director nominations or other business to be properly brought before an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year’s annual meeting; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth:

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(i)                 as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and accompanying proxy card and to serving as a director if elected, a questionnaire completed and signed by such person (in the form to be provided by the Secretary upon written request of any stockholder of record within ten days of such request) with respect to the background and qualification of such proposed nominee and a written representation and agreement (in the form to be provided by the Secretary upon written request of any stockholder of record within ten days of such request) that such proposed nominee (A) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, and (C) would be in compliance, if elected as a director of the Corporation, and will comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors;

(ii)               as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(iii)             as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the director nomination is made or the business is proposed: (A) the name and address of such stockholder, as they appear on the Corporation's books, and the name and address of such beneficial owner, (B) the class and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting, and (C) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such director nomination or business;

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(iv)              as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the director nomination is made or the business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such person, a “control person”): (A) the class and number of shares of stock of the Corporation which are beneficially owned (as defined below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting, (B) a description of any agreement, arrangement or understanding with respect to the director nomination or other business and/or the voting of shares of any class or series of stock of the Corporation between or among such stockholder or beneficial owner or control person or any of their respective affiliates or associates and/or any other person (collectively, “proponent persons”), including, in the case of a director nomination, the nominee, including without limitation any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the director nomination(s) or other business proposed to be brought before the meeting of stockholders and any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder, beneficial owner or control person) (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (C) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such proponent person, the effect or intent of which may be to provide any proponent person, directly or indirectly, with the opportunity to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation's stock, transfer to or from the proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, or maintain, increase or decrease the voting power of the proponent person with respect to shares of any class of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (D) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, or understanding pursuant to which such stockholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation; (E) a description of any agreement, arrangement or understanding with respect to any rights to distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or beneficial owner that are separated or separable pursuant to such agreement, arrangement or understanding from the underlying shares of the Corporation; (F) a description of any performance-related fees (other than an asset-based fee) that such stockholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class of capital stock of the Corporation or any interests described in clause (A) of this Section 2.13(a)(iv); (G) a representation whether the stockholder or the beneficial owner, if any, and any control person will engage in a solicitation with respect to the director nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding stock required to approve or adopt the business to be proposed or director nomination to be made (in person or by proxy) by the stockholder, (y) otherwise solicit proxies or votes from stockholders in support of such proposal or director nomination and/or (z) solicit proxies or votes in support of any proposed nominee in accordance with Rule 14a-19 promulgated under the Exchange Act; and (H) the names and addresses of other stockholders and beneficial owners actually known (without any obligation of inquiry) by any stockholder giving the notice (and/or beneficial owner, if any, on whose behalf the director nomination or proposal is made) to support such director nomination or proposal, and to the extent known, the class and number of all shares of the Corporation’s capital stock owned beneficially and/or of record by such other stockholder(s) and beneficial owner(s); and

(v)                a certification that the stockholder giving the notice and the beneficial owner(s), if any, on whose behalf the director nomination is made or the business is proposed, has or have complied with all applicable federal, state and other legal requirements in connection with such stockholder’s and/or each such beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or such stockholder’s and/or each such beneficial owner’s acts or omissions as a stockholder of the Corporation, including, without limitation, in connection with such director nomination or proposal.

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(b)                A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 2.13(b) or any other section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any stockholder’s notice, including, without limitation, any representation required herein, extend any applicable deadlines under these Bylaws or enable or be deemed to permit a stockholder who has previously submitted a stockholder's notice under these Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders. Any such update and supplement shall be delivered in writing to the Secretary at the principal offices of the Corporation (i) in the case of any update and supplement required to be made as of the record date for notice of the meeting, not later than five days after the later of such record date and the public announcement of such record date and (ii) in the case of any update or supplement required to be made as of 15 days prior to the meeting or adjournment or postponement thereof, not later than ten days prior to the date of the meeting or any adjournment or postponement thereof. The Corporation may require any proposed nominee to furnish within ten days of a request therefor such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee is qualified under the Articles of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation to serve as a director of the Corporation.

(c)                For purposes of Section 2.13(a), a “public announcement” shall mean disclosure (x) in a press release released by the Corporation following its customary procedures and reported by the Dow Jones News Service, Associated Press, Business Wire or PR Newswire or a comparable national news service or is generally available on internet news sites, or (y) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of clause (a)(iv)(A) of this Section 2.13, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (i) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (ii) the right to vote such shares, alone or in concert with others and/or (iii) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

(d)                This Section 2.13 shall not apply to notice of a proposal to be made by a stockholder if the stockholder has notified the Corporation of his, her or its intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

(e)                If the stockholder does not provide the information required under clause (a)(iii)(B) and clauses (a)(iv)(A)-(C) of this Section 2.13 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a director nomination or proposed business, such director nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The chair of the meeting shall have the power to determine whether notice of a director nomination or of any business proposed to be brought before the meeting was properly made in accordance with the procedures set forth in this Section 2.13. Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth herein. Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any stockholder or proponent person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed director nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19 promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the director nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any stockholder or proponent person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five business days prior to the date of the meeting and any adjournment or postponement thereof, reasonable evidence that it or such stockholder associated person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

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Section 2.14            Meetings Through Remote Communications. Stockholders may participate in a meeting of the stockholders by any means of remote communication or other available technology utilized by the Corporation, including without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.14 constitutes presence in person at the meeting. Notwithstanding anything to the contrary in these Bylaws, a meeting of stockholders may be held solely by remote communication pursuant to and in accordance with NRS 78.320(4)-(6).

Article III
DIRECTORS

Section 3.1               General Powers; Performance of Duties. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the NRS or the Articles of Incorporation.

Section 3.2               Number, Tenure, and Qualifications.

(a)                The Board of Directors shall consist of at least one and not more than ten individuals, with the number of directors within the foregoing minimum and maximum fixed and thereafter changed from time to time solely by resolution adopted by the Board of Directors without the need for an amendment to these Bylaws or the Articles of Incorporation. The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided into three classes pursuant to the Articles of Incorporation. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The foregoing notwithstanding, each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors, each as provided in these Bylaws.

Section 3.3               Chair of the Board. The Board of Directors shall elect a Chairman or Chairperson (the “Chair”) of the Board of Directors from the members of the Board of Directors, who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

Section 3.4               Vice Chair of the Board. The Board of Directors may elect a Vice Chairman or Vice Chairperson (the “Vice Chair”) of the Board of Directors from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he or she shall be present and the Chair is not present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, these Bylaws or as provided by law.

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Section 3.5               Removal and Resignation of Directors. Subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in the NRS or the Articles of Incorporation, any director may be removed from office for any reason or no reason at all by the affirmative vote of the holders of not less than two-thirds (66-2/3%) of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the Chair of the Board of Directors, the President or the Secretary, or in the absence of all of them, to any other officer of the Corporation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.6               Vacancies; Newly Created Directorships. Subject to any rights granted to the holders of any one or more series of preferred stock then outstanding, if any, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled only by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires and when their successors are elected or appointed and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.7               Annual and Regular Meetings. The Board of Directors may hold an annual meeting without call or notice other than this Section 3.7, to transact such business as the Board of Directors deems necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings, and if the Board of Directors so provides with respect to a regular meeting, notice of such regular meeting shall not be required.

Section 3.8               Special Meetings. Subject to any rights of the holders of preferred stock, if any, and except as otherwise required by law, special meetings of the Board of Directors may be called only by the Chair of the Board of Directors, or if there be no Chair of the Board of Director, by the Chief Executive Officer, or by the President or the Secretary, and shall be called by the Chair of the Board of Directors, the Chief Executive Officer, the President, or the Secretary upon the request of at least a majority of the Board of Directors. If the Chair of the Board of Directors, or if there be no Chair of the Board of Directors, each of the Chief Executive Officer, the President, and the Secretary, fails for any reason to call such special meeting, a special meeting may be called by a notice signed by at least a majority of the Board of Directors.

Section 3.9               Place of Meetings. Any regular or special meeting of the Board of Directors may be held at such physical place within or outside the State of Nevada or virtual location as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.10            Notice of Meetings. Except as otherwise provided in Section 3.7, there shall be delivered to each director at the address appearing for him or her on the records of the Corporation, at least 24 hours before the time of such meeting, a copy of a written notice of any meeting (i) by delivery of such notice personally, (ii) by mailing such notice postage prepaid, (iii) by facsimile, (iv) by overnight courier, or (v) by electronic transmission or electronic writing, including, without limitation, e-mail. If mailed to an address inside the United States, the notice shall be deemed delivered two business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four business days following the date the same is deposited in the United States mail, postage prepaid. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If sent via facsimile, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent by electronic transmission (including, without limitation, e-mail), the notice shall be deemed delivered when directed to the e-mail address of the director appearing on the records of the Corporation and otherwise pursuant to the applicable provisions of NRS Chapter 75. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

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Section 3.11            Quorum; Adjourned Meetings.

(a)                A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b)                At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.12            Manner of Acting. Except as provided in Section 3.14, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 3.13            Meetings Through Electronic Communications. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by any means of remote communication or other available technology utilized by the Corporation, including, without limitation, videoconferencing, teleconferencing, webcast or other similar method of communication by which all individuals participating in the meeting can hear each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 3.13 constitutes presence in person at the meeting.

Section 3.14            Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee, excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2). The written consent may be signed manually or electronically (or by any other means then permitted under the NRS) and in counterparts, including, without limitation, counterparts delivered by facsimile or electronic transmission, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.15            Powers and Duties.

(a)                Except as otherwise restricted by NRS Chapter 78 or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as it deems fit.

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(b)                The Board of Directors, in its discretion, or the chair presiding at a meeting of stockholders, in his or her discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c)                The Board of Directors may, by resolution passed by at least a majority of the Board of Directors, designate one or more committees, provided that each such committee must have at least one director of the Corporation as a member. Unless the Articles of Incorporation, the charter of the committee, or the resolutions designating the committee expressly require that all members of such committee be directors of the Corporation, the Board of Directors may appoint natural persons who are not directors of the Corporation to serve on such committee. The Board of Directors may designate one or more individuals as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another individual to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided in the resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members then serving on the committee shall be necessary to constitute a quorum unless there are only one or two members then serving, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present.

Section 3.16            Compensation. The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 3.16, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.17            Organization. Meetings of the Board of Directors shall be presided over by the Chair of the Board of Directors, or in the absence of the Chair of the Board of Directors, by the Vice Chair, or in his or her absence by a chair chosen at the meeting. The Secretary, or in the absence, of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting.

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Article IV
OFFICERS

Section 4.1               Election. The Board of Directors shall elect or appoint at least a president, a secretary and a treasurer or the equivalents thereof in accordance with NRS 78.130(1). The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the Board of Directors, and shall have such powers and duties and be paid such compensation as may be directed by the Board of Directors, including any committee thereof. Each officer of the Corporation shall serve until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. Any individual may simultaneously hold two or more offices.

Section 4.2               Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors for any reason or no reason at all. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3               Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4               Chief Executive Officer. The Board of Directors may elect a Chief Executive Officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and perform such other duties and have such other powers as may be reasonably incident to such responsibility or which are delegated to him or her by the Board of Directors, these Bylaws or as provided by law. If a President of the Corporation is not elected or appointed, the Chief Executive Officer shall also be deemed the President of the Corporation.

Section 4.5               President. The President, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The President shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, these Bylaws or as provided by law. If a Chief Executive Officer of the Corporation is not elected or appointed, the President shall also be deemed the Chief Executive Officer of the Corporation.

Section 4.6               Vice Presidents. The Board of Directors may elect one or more vice presidents. In the absence or disability of the President, or at the President’s request, the Vice President or Vice Presidents (or such other officers), in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice Presidents (or such other officers) in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the President, shall perform all of the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions on the President. Each Vice President shall perform such other duties and have such other powers which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

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Section 4.7               Secretary. The Secretary shall attend all meetings of the stockholders, the Board of Directors and any committees thereof, and shall keep, or cause to be kept, the minutes of proceedings thereof in books provided for that purpose. He or she shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The Secretary shall be custodian of the corporate seal, if any, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or any appropriate committee may direct. The Secretary shall perform all other duties commonly incident to his or her office and shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

Section 4.8               Assistant Secretaries. An Assistant Secretary shall, at the request of the Secretary, or in the absence or disability of the Secretary, perform all the duties of the Secretary. He or she shall perform such other duties as are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law.

Section 4.9               Treasurer. The Treasurer shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The Treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the Chair of the Board of Directors, the Chief Executive Officer, or the President. The Treasurer shall perform all other duties commonly incident to his or her office and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, these Bylaws or as provided by law. If a Chief Financial Officer of the Corporation has been elected or appointed but a Treasurer of the Corporation has not been elected or appointed, the Chief Financial Officer shall also be deemed the Treasurer of the Corporation.

Section 4.10            Assistant Treasurers. An assistant treasurer shall, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all the duties of the Treasurer. He or she shall perform such other duties which are assigned to him or her by the Board of Directors, the Chief Executive Officer, the President, the Treasurer, the Chief Financial Officer, these Bylaws or as provided by law.

Section 4.11            Execution of Negotiable Instruments, Deeds and Contracts. All (a) checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation, (b) deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party and (c) assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

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Article V
CAPITAL STOCK

Section 5.1               Issuance. Shares of the Corporation’s authorized capital stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2               Stock Certificates and Uncertificated Shares.

(a)                All classes and series of shares of the capital stock of the Corporation shall be uncertificated and in book-entry form unless the Board of Directors authorizes the issuance of certificates to evidence one or more classes or series of capital stock, in which case, each holder of such shares in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the Chief Executive Officer, the President, or a Vice President and (ii) the Secretary, an Assistant Secretary, the Treasurer or the Chief Financial Officer of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation. Any issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever any such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

(b)                Within a reasonable time after the issuance or transfer of any uncertificated shares on the books of the Corporation in book entry form, the Corporation shall send to the registered holder thereof a written statement certifying the number and class (and the designation of the series, if any) of the shares owned by such stockholder in the Corporation and any restrictions on the transfer or registration of such shares imposed by the Articles of Incorporation, these Bylaws, any agreement among stockholders, any agreement between the stockholders and the Corporation or by applicable securities laws, and, within ten days after receipt of a written request therefor from the stockholder of record, the Corporation shall provide to such stockholder of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent to the stockholder of record. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.

(c)                Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS or such other federal, state or local laws or regulations then in effect.

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Section 5.3               Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the Corporation, except those representing treasury shares, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the then-current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4               Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5               Transfer of Shares. No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of any certificate(s) therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment(to the extent such shares are evidenced by a physical stock certificate) or by due delivery of transfer instructions (in the case of uncertificated shares) and any documents required therefor to the person in charge of the stock and transfer books and ledgers and in compliance with any procedures adopted by the Corporation or its agents and applicable law, and a record shall be made of each such transfer. Certificates representing such shares, if any, shall be cancelled and new certificates (if the shares are to be certificated) or uncertificated shares (if the shares are to be uncertificated) shall thereupon be issued. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation. The Corporation shall, subject to applicable law, have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation or uncertificated shares.

Section 5.6               Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7               Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

Section 5.8               Inapplicability of Controlling Interest Statutes. Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

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Article VI
DISTRIBUTIONS

Distributions (as defined in NRS 78.191) may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors and may be paid in money, shares of corporate stock, property or any other medium not prohibited under applicable law. The Board of Directors may fix in advance a record date, in accordance with and as provided in Section 2.5, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

Article VII
RECORDS AND REPORTS; CORPORATE SEAL; FISCAL YEAR

Section 7.1               Records. All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the Secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2               Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except as otherwise specifically provided in these Bylaws, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3               Fiscal Year-End. The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

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Article VIII
INDEMNIFICATION

Section 8.1               Indemnification and Insurance.

(a)                Indemnification of Directors and Officers.

(i)                 For purposes of this Article VIII, (A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator or manager) of the Corporation or any predecessor entity thereof, or is or was serving in any capacity at the request of the Corporation as a director, manager, officer, employee or agent (including, without limitation, as a trustee, fiduciary, administrator, partner, member or manager) of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and (B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii)               Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section 8.1, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(iii)             Indemnification pursuant to this Section 8.1 shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Corporation or any predecessor entity thereof or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

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(iv)              The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection

(b)                Indemnification of Employees and Other Persons. The Corporation may, by action of the Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c)                Non-Exclusivity of Rights. The rights to indemnification provided in this Article VIII shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d)                Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

(e)                Other Financial Arrangements. The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; and (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f)                 Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 8.1 may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 8.1 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

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Section 8.2               Amendment. The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 8.2. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VIII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) by the stockholders as set forth in Article X; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

Article IX
CHANGES IN NEVADA LAW

References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

Article X
AMENDMENT OR REPEAL

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, rescind or repeal these Bylaws, in whole or in part, or to adopt new bylaws; provided that these Bylaws may be amended or repealed in any respect, and new bylaws may be adopted, in each case by the affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding voting power of the Corporation, voting together as a single class.

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Article XI
forum for adjudication of disputes

Section 11.1            Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, stockholder, or employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any internal action (as defined in NRS 78.046) including any action asserting a claim against the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, the Articles of Incorporation or these Bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation or these Bylaws or (e) asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, including, in each case, the applicable rules and regulations promulgated thereunder.

Section 11.2            Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Bylaws (including this Article XI), (b) the Articles of Incorporation and (c) any amendment to these Bylaws or the Articles of Incorporation enacted or adopted in accordance with these Bylaws, the Articles of Incorporation and applicable law.

Section 11.3            Severability. If any provision or provisions of these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision or provisions to other persons, entities and circumstances shall not in any way be affected or impaired thereby.

*          *          *          *

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I, the undersigned, being the President of Hawkeye Digital, Inc., DO HEREBY CERTIFY the foregoing to be the bylaws of the Corporation, as adopted by consent to action in lieu of a special meeting of the Board of Directors of the Corporation, dated June 17, 2026.

/s/ David Wachsman
David Wachsman, President

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Appendix C

HAWKEYE DIGITAL, INC. 2026 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Hawkeye Digital, Inc. 2026 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Hawkeye Digital, Inc., a Nevada corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2. Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

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"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cash Award" means an Award denominated in cash that is granted under Section 10 of the Plan.

"Cause" means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company's written policies or codes of conduct, including any written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) gross misconduct;

(b) materially false or fraudulent misrepresentation inducing the director's appointment; or

(c) willful conversion of corporate funds.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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"Change in Control" means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person (other than any Person or an Affiliate of any Person which beneficially owns 50% or more of the outstanding Common Stock on a fully diluted basis on the Effective Date) of Beneficial Ownership of more than fifty percent (50%) (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

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"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4 or, in the absence of such committee, the Board.

"Common Stock" means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Hawkeye Digital, Inc., a Nevada corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 8.1(b) hereof.

"Director" means a member of the Board.

"Disability" means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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"Disqualifying Disposition" has the meaning set forth in Section 17.12.

"Effective Date" shall mean the date that the Company's shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any national securities exchange, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange on the day of determination, as reported by such exchange. If the Common Stock not listed for trading on a national securities exchange but is regularly quoted on an automated quotation system (including, but not limited to, OTCQX, OTCQB, OTCID, the Pink Limited Market, and any other over-the-counter market tier operated by OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price of a share of Common Stock as quoted on such system or by such securities dealer on the applicable date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported).v In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

"Fiscal Year" means the Company's fiscal year.

"Free Standing Rights" has the meaning set forth in Section 7.

"Good Reason" means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) a material breach by the Company of the terms of the primary employment or service agreement between the Company and the Participant; or (ii) a material reduction in the Participant's base salary.

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"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose appointment, election or nomination for election to the Board was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially appointed, elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

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"Performance Period" means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Cash Award.

"Performance Share Award" means any Award granted pursuant to Section 9 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this Hawkeye Digital, Inc. 2026 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.

"Restricted Award" means any Award granted pursuant to Section 8.

"Restricted Period" has the meaning set forth in Section 8.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.6.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

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3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board, in which case all references to the Committee contained herein shall be deemed to refer to the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

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(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing and the Common Stock is then listed on a national securities exchange, then shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. If the Common Stock is listed on a national securities exchange, then each member of the Committee shall qualify as independent under the applicable standards of such exchange, subject to any applicable exceptions or transition periods. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

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3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 14, no more than (i) 50,000,000 shares of Common Stock, plus (ii) the Additional Shares (as defined below), plus (iii) the number of shares of Common Stock underlying any award granted under the Company’s 2019 Employees, Directors and Consultants Stock Option Plan (the “Prior Plan”) that expires, terminates or is canceled or forfeited under the terms of the Prior Plan shall be available for the grant of Awards under the Plan (the "Total Share Reserve"). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. As of the first business day of each Fiscal Year of the Company during the term of the Plan, commencing on the first day of the Company’s 2027 Fiscal Year, the aggregate number of shares of Common Stock that may be issued under the Plan shall automatically increase by a number equal to the least of (a) five percent (5%) of the total number of shares of Common Stock outstanding on the last calendar day of the prior Fiscal Year, (b) the number of shares issued or issuable under Awards granted during the then most recently completed Fiscal Year or (c) a lesser number of shares of Common Stock determined by the Board (the “Additional Shares”).

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 14, no more than 50,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the "ISO Limit").

4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $2,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

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5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is listed on any national securities exchange, an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

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6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

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7. Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

7.1 Grant Requirements for Related Rights.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2 Term The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3 Vesting Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.4 Exercise and Payment Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5 Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6 Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

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8. Restricted Awards A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1 Restricted Stock and Restricted Stock Units

(a) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(b) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

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8.2 Restrictions

(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3 Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4 Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

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8.5 Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9. Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1 Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10. Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

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13. Miscellaneous.

13.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

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14. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15. Effect of Change in Control.

15.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Participant's termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant's termination of Continuous Service.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Participant's termination of Continuous Service without Cause or for Good Reason, in either case, within 12 months following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant's termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

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16. Amendment of the Plan and Awards.

16.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17. General Provisions.

17.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

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17.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

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17.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

17.15 Expenses. The costs of administering the Plan shall be paid by the Company.

17.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18 Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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18. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19. Termination or Suspension of the Plan. The Plan shall terminate automatically on June 17, 2036. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of Hawkeye Digital, Inc. on June 17, 2026.

As approved by the shareholders of Hawkeye Systems, Inc. on June 17, 2026.

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